SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2003

SEROLOGICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26126	58-2142225

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employee Identification No.)

5655 Spalding Drive, Norcross, GA		30092

(Address of Principal Executive Offices)		(Zip Code)

(678) 728-2000

(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure

     On November 5, 2003, Serologicals Corporation (the “Company”) has posted on its website a schedule of segment revenues and segment gross profit for the fiscal quarters ended March 26, 2000; June 25, 2000; September 24, 2000; December 31, 2000; April 1, 2001; July 1, 2001; September 30, 2001; December 30, 2001; March 31, 2002; June 30, 2002; September 29, 2002; December 29, 2002; March 30, 2003; June 29, 2003 and September 28, 2003 and for the fiscal year ended December 27, 1998; December 26, 1999; December 31, 2000; December 30, 2001 and December 29, 2002 based on its new segment composition. The information posted on the website is set forth in this Current Report on Form 8-K.

     Beginning in 2003, for management purposes, the operations of the Company’s subsidiaries are organized into four primary operating segments: Cell Culture Products (“Cell Culture”), Diagnostic Products (“Diagnostic”), Research Products (“Research”) and Therapeutic Products (“Therapeutics”). These segments are based primarily on the differing nature of the ultimate end use of the Company’s products, the differing production, manufacturing and other value-added processes performed by the Company with respect to the products and, to a lesser extent, the differing customer bases to which each reportable segment sells its products. Prior to 2003, the Company reported only three operating segments, Biotechnology and Molecular Biology Products, Therapeutics Products and Diagnostics Products. During the third quarter of 2003, the Therapeutic Plasma business was classified as held for sale as it met the criteria prescribed by SFAS No. 144 Impairment of Long-Lived Assets and Discontinued Operations (“SFAS No. 144”).

     The information contained in this Current Report on Form 8-K has not been audited by the Company’s auditors. The information contained in Item 9 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the Company’s filings with the SEC under the Securities Act of 1933.

Serologicals Corporation
Restated Segment Results
(Unaudited and in thousands)

	Year ended					Quarter ended

Revenue	12/27/1998	12/26/1999	12/31/2000	12/30/2001	12/29/2002	3/26/2000	6/25/2000	9/24/2000	12/31/2000	4/1/2001	7/1/2001

Research	$—	$—	$—	$—	$4,137	$—	$—	$—	$—	$—	$—
Cell Culture	—	20,284	24,440	30,601	68,140	5,133	6,620	5,506	7,181	5,517	8,632
Diagnostic	20,111	17,528	20,905	22,963	27,012	4,756	5,663	5,251	5,235	6,242	5,714
Therapeutic*	102,116	91,101	102,415	56,228	46,181	26,446	29,613	27,951	18,405	14,699	12,835
Corporate/Other	845	831	—	—	—	—	—	—	—	—	—

Total	123,072	129,744	147,760	109,792	145,470	36,335	41,896	38,708	30,821	26,458	27,181
Discontinued Operations	102,116	91,101	102,415	56,228	46,181	26,446	29,613	27,951	18,405	14,699	12,835

Continuing Operations	$20,956	$38,643	$45,345	$53,564	$99,289	$9,889	$12,283	$10,757	$12,416	$11,759	$14,346

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Quarter ended

Revenue	9/30/2001	12/30/2001	3/31/2002	6/30/2002	9/29/2002	12/29/2002	3/30/2003	6/29/2003	9/28/2003

Research	$—	$—	$1,010	$1,038	$763	$1,326	$1,048	$13,116	$14,213
Cell Culture	6,836	9,616	15,190	17,665	16,579	18,706	13,766	15,499	20,646
Diagnostic	4,991	6,016	6,701	6,281	6,384	7,646	7,169	7,947	7,151
Therapeutic*	14,049	14,645	8,569	12,308	7,712	17,592	8,185	7,362	5,767
Corporate/Other	—	—	—	—	—	—	—	—	—

Total	25,876	30,277	31,470	37,292	31,438	45,270	30,168	43,924	47,777
Discontinued Operations	14,049	14,645	8,569	12,308	7,712	17,592	8,185	7,362	5,767

Continuing Operations	$11,827	$15,632	$22,901	$24,984	$23,726	$27,678	$21,983	$36,562	$42,010

*	1998, 1999, 2000 and 2001 Therapeutic revenue includes $58.9 million, $61.6 million, $55 million and $0.8 million, respectively, related to Seramed which was divested on August 21, 2000.

	Year ended					Quarter ended

Gross Profit	12/27/1998	12/26/1999	12/31/2000	12/30/2001	12/29/2002	3/26/2000	6/25/2000	9/24/2000	12/31/2000	4/1/2001

Research	$—	$—	$—	$—	$1,577	$—	$—	$—	$—	$—
GP%	n/a	n/a	n/a	n/a	38%	n/a	n/a	n/a	n/a	n/a
Cell Culture	—	10,460	13,514	17,358	37,083	2,743	4,021	2,534	4,216	3,138
GP%	n/a	52%	55%	57%	54%	53%	61%	46%	59%	57%
Diagnostic	12,281	9,675	11,931	13,328	13,553	2,661	3,316	2,532	3,422	3,494
GP%	61%	55%	57%	58%	50%	56%	59%	48%	65%	56%
Therapeutic**	29,572	16,000	21,202	21,479	16,630	4,598	4,572	6,948	5,084	6,040
GP%	29%	18%	21%	38%	36%	17%	15%	25%	28%	41%
Corporate/Other	(23)	(548)	—	—	—	—	—	—	—	—

Total	41,830	35,587	46,647	52,165	68,843	10,002	11,909	12,014	12,722	12,672
Discontinued Operations	29,572	16,000	21,202	21,479	16,630	4,598	4,572	6,948	5,084	6,040

Continuing Operations	$12,258	$19,587	$25,445	$30,686	$52,213	$5,404	$7,337	$5,066	$7,638	$6,632

GP%	58%	51%	56%	57%	53%	55%	60%	47%	62%	56%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Quarter ended

Gross Profit	7/1/2001	9/30/2001	12/30/2001	3/31/2002	6/30/2002	9/29/2002	12/29/2002	3/30/2003	6/29/2003	9/28/2003

Research	$—	$—	$—	$397	$416	$200	$564	$817	$7,647	$9,016
GP%	n/a	n/a	n/a	39%	40%	26%	43%	78%	58%	63%
Cell Culture	4,849	3,691	5,680	7,861	10,263	9,439	9,520	7,079	8,069	10,395
GP%	56%	54%	59%	52%	58%	57%	51%	51%	52%	50%
Diagnostic	3,464	2,679	3,691	3,675	2,902	2,994	3,982	3,873	4,432	3,885
GP%	61%	54%	61%	55%	46%	47%	52%	54%	56%	54%
Therapeutic**	5,124	5,172	5,143	3,550	5,039	2,760	5,281	1,950	442	108
GP%	40%	37%	35%	41%	41%	36%	30%	24%	6%	2%
Corporate/Other	—	—	—	—	—	—	—	—	—	—

Total	13,437	11,542	14,514	15,483	18,620	15,393	19,347	13,719	20,590	23,404
Discontinued Operations	5,124	5,172	5,143	3,550	5,039	2,760	5,281	1,950	442	108

Continuing Operations	$8,313	$6,370	$9,371	$11,933	$13,581	$12,633	$14,066	$11,769	$20,148	$23,296

GP%	58%	54%	60%	52%	54%	53%	51%	54%	55%	55%

**	1998, 1999, 2000 and 2001 Therapeutic gross profit includes $6.1 million, $2.3 million, $0.5 million and $0.9 million, respectively, related to Seramed which was divested on August 21, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Serologicals Corporation

(Registrant)
Date: November 5, 2003	By:	/s/ Harold W. Ingalls

Harold W. Ingalls, Vice President/Chief Financial Officer